Exhibit 99.1

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This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  James Andrew Hinds jhinds@hindslawgroup.com, mduran@hindslawgroup.com  Lior Katz lior@katzlaw.com  Crystle Jane Lindsey  Joshua Mandell joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman .com  James R Selth jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  Rachel M Sposato rsposato@hindslawgroup.com, mduran@hindslawgroup.com  Joseph Trenk trenklaw@gmail.com  United States Trustee (LA) ustpregion16.la.ecf@usdoj.gov  Larry D Webb Webblaw@gmail.com, larry@webblaw.onmicrosoft.com  Daniel J Weintraub  Claire K Wu ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com  Hatty K Yip hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov Service information continued on attached page 2. SERVED BY UNITED STATES MAIL : On ( date ) , I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page 3. SERVED BY OVERNIGHT MAIL (state method for each person or entity served) : Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on ( date ) , I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct. August 14, 2020 Mayra Duran Date Printed Name /s/ Mayra Duran Signature Case 2:20 - bk - 15501 - ER Doc 140 Filed 08/14/20 Entered 08/14/20 13:10:57 Desc Main Document Page 58 of 58 PROOF OF SERVICE OF DOCUMENT I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503 A true and correct copy of the foregoing document entitled MONTHLY OPERATING REPORT NO. 2 will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005 - 2(d); and (b) in the manner stated below: 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On ( date ) August 14 , 2020 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below: